Filed under Rules 497(e)

Registration Nos. 002-83631

VALIC Company I

International Equities Index Fund

Mid Cap Index Fund

Nasdaq-100® Index Fund

Small Cap Index Fund

Stock Index Fund

(each a “Fund”)

Supplement dated February 9, 2021

to the Funds’ Prospectus dated

October 1, 2020, as supplemented and amended to date

Effective immediately, in the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the sixth paragraph under “SunAmerica Asset Management, LLC. (“SunAmerica”)” is deleted and replaced with the following:

The International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund are managed by a team consisting of Timothy Campion and Elizabeth Mauro. Please see above for the biography of Mr. Campion and Ms. Mauro.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.